SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 22, 2001


                               Metris Master Trust
                            Metris Receivables, Inc.
                    (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


   Delaware                000-23961-01                   41-18110301
(State or Other      (Commission File Number)           (IRS Employer
Jurisdiction of                                         Identification Number)
Incorporation)


              10900 Wayzata Boulevard, Minnetonka, Minnesota   55305
               (Address of Principal Executive Office)       (Zip Code)


       Registrant's telephone number, including area code (952) 417-5645


INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On August 22, 2001 the Metris Master Trust issued its Class A Floating Rate Asset Backed Securities, Series 2001-3 and its Class B Floating Rate Asset Backed Securities, Series 2001-3.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.1.

         Exhibit 4.1 Series 2001-3 Supplement dated as of August 22, 2001.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


                                                      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                METRIS RECEIVABLES, INC.
                                as Transferor, on behalf of the
                               Metris Master Trust


                                By: s/Ralph A. Than
                                Name:     Ralph A. Than
                                Title:    Senior Vice President and Treasurer

October 15, 2001


                                  EXHIBIT INDEX

Exhibit                    Description

Exhibit 4.1                Series 2001-3 Supplement dated as of August 22, 2001.